EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. §1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of Boundless Motor Sports Racing, Inc. and subsidiaries (the “Company”) for the fiscal quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President and Principal Accounting and Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: May 16, 2005	/s/ Paul A. Kruger

Paul A Kruger, Chief Executive Officer

Date: May 16, 2005	/s/ Brian Carter

Brian Carter, Chief Financial Officer